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                                                                  EXHIBIT (10)h.


                           FIFTH AMENDMENT TO MODIFIED
                           AND RESTATED LOAN AGREEMENT

         THIS FIFTH AMENDMENT TO MODIFIED AND RESTATED LOAN AGREEMENT (the "Fifth Amendment") dated as of November 5, 1999, is to that Modified and Restated Loan Agreement dated as of September 24, 1997, as amended January 30, 1998, March 31, 1998, August 1, 1998 and December 11, 1998 (hereinafter, such Loan Agreement as amended hereby, and as further amended or modified from time to time, the "Loan Agreement"; all terms used but not otherwise defined herein shall have the meanings provided in the Loan Agreement), by and among GENESCO INC. (the "Borrower"), the banks and financial institutions on the signature pages hereto (the "Banks"), BANK ONE, NA (formerly known as The First National Bank of Chicago), as Co-Agent for the Banks (the "Co-Agent"), and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Agent for the Banks (in such capacity, the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower has requested certain modifications to the Loan Agreement; and

         WHEREAS, the Banks have agreed to the requested modifications on the terms and conditions herein set forth;

         NOW, THEREFORE, IN CONSIDERATION of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         A. Effective as of November 5, 1999, Section 7.1(k) shall be amended in its entirety so that such Section now reads as follows:

                  (k) (i) Liens on accounts receivable which have been sold by the Borrower pursuant to that certain Foreign Accounts Receivable Factoring Agreement, dated October 13, 1999, by and between the Borrower and Suntrust Bank, Atlanta Factoring Division (the "Factoring Agreement") provided that (A) the liabilities and obligations incurred by the Borrower under the Factoring Agreement (including contingent liabilities and obligations) shall not exceed $2,000,000 in the aggregate at any time outstanding and (B) the Liens granted by the Borrower pursuant to the Factoring Agreement shall only be on the accounts receivable sold pursuant to the Factoring Agreement and shall not extend to any other assets of the Borrower or any of its Subsidiaries; and

                  (ii) Liens on accounts receivable which have been sold or discounted by the Borrower by means of a securitization for purposes of securing the obligations incurred


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         by the Borrower in connection with such sale provided that (A) the outstanding amount of accounts receivable so sold or discounted by the Borrower in the aggregate at any time shall not exceed 50% of the face amount of all such receivables, (B) the accounts receivable so sold or discounted are substantially similar in credit quality to the accounts receivable retained by the Borrower and (C) the proceeds of such sales shall be used to prepay the Obligations and permanently reduce the Committed Amounts; and

         B. The Borrower hereby represents and warrants that:

                  (i) any and all representations and warranties made by the Borrower and contained in the Loan Agreement (other than those which expressly relate to a prior period) are true and correct in all material respects as of the date of this Fifth Amendment; and

                  (ii) No Default or Potential Default currently exists and is continuing under the Loan Agreement simultaneously with the execution of this Fifth Amendment.

         C. The Borrower will execute such additional documents as are reasonably requested by the Agent to reflect the terms and conditions of this Fifth Amendment.

         D. Except as modified hereby and except for necessary modifications to exhibits to bring such exhibits in conformity with the terms of this Fifth Amendment, all of the terms and provisions of the Loan Agreement (and Exhibits) remain in full force and effect.

         E. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Fifth Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

         F. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Fifth Amendment to produce or account for more than one such counterpart.

         G. This Fifth Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of Tennessee.

                  [Remainder of Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fifth Amendment to be duly executed under seal and delivered as of the date and year first above written.


BORROWER:

                                  GENESCO INC.
                                  a Tennessee corporation



                                  By   /s/ James S. Gulmi
                                      ------------------------------------------

                                  Title  Senior Vice President - Finance
                                         ---------------------------------------

BANKS:

                                  BANK OF AMERICA, N.A.
                                  individually in its capacity as a
                                  Bank and in its capacity as Agent


                                  By  /s/  Timothy H. Spanos
                                      ------------------------------------------

                                  Title  Managing Director
                                         ---------------------------------------


                                  BANK ONE, NA (Main Office -
                                  Chicago, formerly known as
                                  The First National Bank of
                                  Chicago),
                                  individually in its capacity as a Bank and in its capacity as a Co-Agent


                                  By  /s/ Catherine A. Muszynski
                                     ------------------------------------------


                                  Title  Vice President
                                         ---------------------------------------


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